China XD Plastics Company Limited

Nasdaq: CXDC

CXDC

Investor Presentation 2011

September

This presentation contains statements that constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements reflect the beliefs and expectations of China XD Plastics Company Limited (“China XD”)
about the future, such as China XD’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, and ability to expand to other related industries or markets in other geographical locations.
These forward-looking statements are based on a number of assumptions about China
XD’s operations, and are subject to risks, uncertainties and other important factors, many of which are beyond China XD’s control, and, accordingly, actual results may differ materially from the results discussed in these forward-looking statements. China XD has no obligation and does not undertake to revise forward-looking statements to reflect future events or circumstances.

Safe Harbor Statement

Company Overview

High value to cost ratio suitable for individual customer needs
Leading position in a large and fast-growing market
Strong customer-oriented R&D capabilities
Unique business model and strong competitive advantages
5.
Proven track record of revenue growth and profitability
Defined long term growth strategy
 6.
 2.
 4.
 3.
 7.

Key Investment Highlights
1.
Seasoned management team with local market knowledge

TTM EPS
$ 0.94
Fully Diluted Shares Outstanding
47.8 million
TTM Net Income
$ 45.0 million
TTM Revenue
$ 302 million
$ 215 million
Share Price (Sep 23, 2011)
$ 4.51
Exchange / Ticker
Nasdaq / CXDC
Market Capitalization
TTM Revenue, Net Income and EPS as of June 30, 2011
TTM Net Income and EPS excludes non-cash and non-recurring expenses related to stock, option compensation and deferred income taxes

Capital Market Summary

Company Overview
China XD Plastics
Company Limited,
through its
operating
subsidiaries,
focuses on the
development,
manufacture, and
distribution of
modified plastics
primarily for use in
automotive
applications.
• Headquartered in Harbin, China.
• Approximately 27 years of operating history.
• Currently have 596 employees.
• Operate two production facilities equipped with 38 top class production lines and have annual production capacity of 165 thousand metric tons.
• Total usable floor area is 670 thousand square feet.  Independent R&D center and employee training center can hold large-scale training programs to accommodate more than 100 people.
• Have more than 300 product varieties and more then 200 direct customers.
• Major end-users include 8 of the top ten automakers in China and many of the best global automobile brands in the world.
• Products are widely applied to exterior parts, interior parts and functional components of AUDI, BMW, Toyota, Buick, Mazda, Golf, Jetta, Hafei new
 energy vehicles and over 70 kinds of major automobile brands.
• Other end users of our modified plastics include ocean-going vessels, high-
 speed trains, airplanes, etc.

July 1985
Harbin Xinda Nylon Factory,
the Company’s predecessor,
was founded and became
the first enterprise engaging
in the research and
development and
manufacturing of
automotive-use modified
plastics in China.
September 2004
The production base with 25
thousand tons annual
production capacity was put
into use, which made the
company the largest
manufacturer of automotive-
use modified plastics in the
Northeast of China.
August 2007
The production base with
the infrastructure to host
production capacity of
100,000 metric tons was
completed and the Company
became the then-largest
manufacturer of automotive-
use modified plastics in
China.
November 2009
The Company was listed on
the Nasdaq Stock Exchange
global market in the US with
the ticker symbol CXDC.
CXDC became the first new
plastics material company
listed from Greater China.
The Company’s History

6%
9%
4%
16%
65%
China XD
Peer Company 1
Peer Company 2
International Competitor
Local Competitor

The company has established distribution network covering northeast, north and east of China which account for 60% of the total Chinese automobile production. The company expands market share by increasing distribution agents in these above areas.

2006
2007
2008
2009
2010

Auto Modified Plastics Market Share
Domestic manufacturers: 35% (mainly includes
China XD, peer company 1 and peer company 2)
Foreign manufacturers: 65%
Over 70 auto models use our products, up from 11 in 2006.
Among the Company’s more than 200 direct customers, no
customer constitutes over 10% of revenue.
8 of China’s top 10 automaker OEMs are our end customers.
Increasing Customer Base with High Quality
Growing Distribution Network
Leading Market Position and Broad Growth Space
Steadily Increasing Customer Base and Geographic Distribution

A Leading Market Position

Plastic Resin Manufacturers Oil and Chemical Companies → Plastic Resin Suppliers → Modified Plastics manufacturers CXDC → Plastic Parts Manufacturers Direct Customers → OEM End Users

Our Efficient Business Model
The Company’s supply chain and manufacturing processes are integrated, well-tested, and operate in a seamless fashion. This enables and results in significant efficiencies and speed to market.

Functional parts
Exterior parts
Interior parts

Blade
Luggage rack
Air Seat

Modified ABS
Environment
Friendly plastics
Modified Nylon
Engineering Plastics
Modified PP
Alloy Plastics
Product line
Gross Margin
20-22%
21-24%
25-29%
28-30%
25-28%
25-31%
Product Application
Modified plastics are new materials made by physical and chemical processes to plastic resin through the use of specialized equipment and technologies. The end products constitute novel new materials which provide a host of benefits over traditional materials.
Modified plastics have many advantage. They are heat resistance, strong, corrosion resistant, lighter weight, easier to process, and they can be recycled to use and parts of products can biodegrade naturally , making them an environmentally friendly material. They are widely used in the field of automobiles, ocean-going vessels, high speed trains and airplanes. Automobile applications include interior parts (dashboard, glove box and door panels, etc.), exterior parts (front and rear bumpers, lamp housings, license plates, etc.) and functional parts (air conditioner casings, intake manifolds, engine covers, etc).
The company’s products fall under 6 categories, up from 1 category five years ago, with an increasing focus on higher margin products.
Product Categories

Our Industry Leading Products
What Are Modified Plastics?

Project Cooperation
• R&D center has long-term and broad cooperation with
 the top macromolecule material departments of 8
 domestic research institutions, including Changchun
 Applied Chemistry Institute of the Chinese Academy of
 Science, Harbin Institute of Technology and Jilin
 University.
• Our R&D center’s scientific research achievements
 remain at the cutting edge of the modified plastics
 industry.
• We work to continuously increase the percentage of high
 value-added products in the auto industry and gradually
 expand to the high-end of other product fields, including
 vessel propulsion, high-speed trains, aerospace, etc. to
 finally realize diverse products development pattern.
Leading R&D Platform
• Leading professional R&D center in Chinese modified plastics industry and core for company’s sustainable development.
• Over 100 sets of internationally advanced R&D and inspection devices for modified plastics, allowing for the development and testing of all modified plastics’ property and index.
• 10 R&D departments with doctors as the first role and masters as supplementary role, 20 project groups with 90 R&D professionals. Key members in R&D all have over 10 years of industry experience.
• Advisory panel of experts consisting of 8 consultants, including leading Chinese experts, academicians and chief scientists in the macromolecule industry.

Advanced R&D and Production Capabilities
Production Capacity
• All key manufacturing equipment utilizes German twin-
 screw extruding systems and US automatic weighing
 systems.
• Developed centralized control system independently.
• The only domestic enterprise in industry to utilize
 automatic control in all processes from feeding, mixing,
 extruding, cooling, graining, homogenization, parching,
 to packaging.

R&D Achievements
Automotive products required to obtain
 certification from auto OEMs according to
 international automobile industry practice.
• We currently have 193 product certifications,
 the largest among the industry through R&D
 accumulation and technology reserve for
    27 years.
• We currently have19 patents for high-end
 products applied with State Office of
 Intellectual Property of China.

A Leader in Product Certifications & Patents

Consistent and Growing Product Demand

05-10 (CAGR)=26%
Million Units
5.7
7.3
8.9
9.3
13.8
18.3
2005
2006
2007
2008
2009
2010

105
78
150
100
2005
2009

Key Market Drivers:

According to the twelfth five-year plan , the Chinese government will mainly support the development of new energy and new materials. 10% of car output will be electronic vehicles in 2012. It drives rapid increase of the demand for modified plastics per vehicle and provides growth space beyond compound growth rate in automobile industry for the industry of modified plastics for automobile use. It is estimated that the total demand in China will break through 3 million metric tons by 2013.

09-13E CAGR=27%
Million MT
0.7
0.8
1.2
1.
2.1
2.6
3.2
2007
2008
2009
2010
2011E
2012E
2013E

Source: CAAM, Forward & Intelligent"2010 China Automotive Modified Plastics Market Report"

kg
Global
China
Modified Plastic per Vehicle Trend
Growth of Automobile Production Volume
8

High Barriers to Entry
• Potential suppliers must satisfy OEMs’ standards
 on production capacity, R&D capacity, and
 experience as a supplier.
• Potential suppliers must pass ISO/TS 16949 quality
 assurance system and safety and environmental
 certification systems such as RoHs, PAHs, etc for
 products.
• We have professional production plant, technical
 production equipment, independent lab and R&D
 equipment, independent QA system and
 inspection devices.
Rigorous Product Certification Process
• Each product must pass strict authentication
 standards, a minimum of 1-1.5 years process.
• Before supplying, vendors also need to pass the
 products stabilization test, which includes on-road
 automobile testing between 5 and 50 cars.
• 5 on-road automobile tests for stabilization are
 needed when the car model changes.
According to international automotive industry practices, companies have to pass strict qualification affirmation by the automotive OEMs before becoming a certified supplier.

High Barriers to Industry Entry
Strict Qualification Authentication

With 27 years’ dedication to R&D and technological reserve, the company has significant advantages over its domestic and foreign competitors in terms of formulation cost, operation model, product certification quantity, customization degree and brand recognition.
• We design our product formula flexibly according to
 customer’s individual requirements.
• On average, the formulation cost of the products is 10-
 30% lower than our competitors.
• Deep local market service experience and extensive
 relationship network.
• Provide echnical service throughout the product
 lifecycle, to enhance customer fidelity.
• Largest inventory of products certifications.
• Largest variety of products offered to the customers.
• Industry leading R&D platform and products with high
 value proposition.
• Distributors help to reduce the collection risk of accounts receivable.

Our Competitive Advantages
Customized
Formulation
Cost
Brand Recognition
Operation Model
Product Certification
Quantity
International
Competitors
Local Competitors
Advantages over Domestic Competitors
Advantages over International Competitors

Increase Production Capacity
Seek Strategic Acquisition
Enhance R&D Capability and
Continue the Shift to High
Margin Products
Expand Customer Base and
Geographic Distribution
A Diversified Long-term Growth Strategy
Expand market share and customer base in
existing sales markets and explore export
opportunity to supplement domestic market and
customer base
Accelerate the execution of the
Company’s growth strategy through
selective acquisitions
Increase investing in R&D and develop high
value added products to further improve
company’s gross margin over time
Reinvest to grow production capacity
at a targeted annual rate of 30%

Clear Growth Strategy

Mr. Jie Han
Chairman and CEO
 • Founded China XD and former affiliate, Harbin Xinda Nylon Factory; over 27 years of experience in the modified plastics industry; Executive Director of China Plastic
 Processing Industry Association
 • Member of Industry and Commercial Union Executive Committee of Heilongjiang
 Province; Chinese outstanding Director of Commercial Chamber; People’s Congress
 Representative of Harbin City
Mr. Taylor Zhang
CFO
 • Over 9 years of experience in finance and operational expertise in a broad range of industries
 • Former CFO of a Nasdaq listed company
 • MBA from University of Florida
Mr. Qingwei Ma
COO
 • Served as COO since 2008 and joined China XD in 2004
 • Over 14 years of experience in the modified plastics industry
 • Prior to China XD, senior management in Harbin Xinda Nylon Factory
 • Awarded the Heilongjiang First Professional Manager Qualification Certificate in 2004
Mr. Junjie Ma
CTO

Experienced Management Team
 • Established the R&D institute and led the team to obtain over 100 certifications from automakers
 • Over 14 years of experience in the modified plastics industry
 • Broad relationship with macromolecule science R&D institutes and universities in
 China
The management team has over 50 years combined industry experience in the field of modified plastics and is committed to achieving the company’s operational and strategic targets

Lawrence W. Leighton
Independent Director
and Chairman of Audit
Committee
• Mr. Leighton has had an extensive 40 year international investment banking career. His previous positions includes Co-Head of the Corporate Finance Department at Clark,
 Dodge & Co. , Limited Partner of Bear Stearns, Managing Director of JPMorgan Chase
 Bank and CEO of the U.S. investment bank of Credit Agricole, the major French Bank.
• Mr. Leighton received his BSE degree in engineering from Princeton University and an
 MBA degree from Harvard Business School.
Yong Jin
Independent Director
• Mr. Jin is a professor at Tsinghua University and an executive member of Chemical
 Industry and Engineering Society of China and Chinese society of particuology.
• Lectureship Award recipient in fluidization by American Institute of Chemical Engineers
 (AIChE).
Robert Brisotti
Independent Director
and Chairman of
Compensation
Committee
• Mr. Brisotti has 14 years of experience in the plastics industry as business manager and chemist and 20 years of experience in the securities industry as an investment banker and securities analyst.
• Currently Senior Vice President at Buckman, Buckman & Reid, Inc.
• Mr. Brisotti has a BS in Chemistry from Lehigh University, an MS in Chemistry from
 University of Rhode Island, and an MBA in Finance from Columbia University.
Linyuan Zhai
Independent Director
and Chairman of
Nomination
Committee
• Mr. Zhai worked for China FAW Group Corporation for 37 years with abundant experience in terms of technology, production, and business management.
• Mr. Zhai is a Senior Expert in the auto industry. He served as general manager of automobile manufacturing, successfully led Four Ring Company, a subsidiary of FAW group, to go public in China.

Strong Independent Directors

Overview of Financials

34.2
75.8
135.7
250
320 - 350
FY07
FY08
FY09
FY10
FY11E

US$ Million
Revenue Growth
26
32
36
41
50
62
65
72
76
88
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

2.2
5.3
13.7
24.2
47.1
53 - 56
FY06
FY07
FY08
FY09
FY10
FY11

4.0
4.0
6.7
8.0
6.1
11.4
12.4
17.2
11.5
14.4
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

US$
Million
FY07-FY10
CAGR=94%

Successful Revenue and Profit Growth
(1) Non GAAP Recurring Net Income is adjusted by excluding dividend to series C preferred stockholders, non-cash stock compensation, deferred income taxes and changes in fair value of warrants and embedded derivatives.
 Robust Revenue Growth
 o FY07-FY10 CAGR - 94%
 o 2Q11 YoY Growth - 42%
 Strong Profit Capabilities
 o Consistent gross and net margins
 o Non GAAP recurring net income (1)
 FY07-FY10 CAGR - 107%
 o Non GAAP recurring net income (1)
 2Q11 YoY growth - 36%
 High Growth Visibility
 o Installed annual capacity of 165,000
 MT in 2011
 o 80% of our capacity has been
 contracted in 2011
 Positive Outlook
 o 2011 revenue guidance increased
 to US$ 320-350M with non GAAP
 net income guidance increased to
 US$53-56M
Revenue Growth
(FY07-11E)
Quarterly Revenue Growth
(FY08-2Q11)
Profit Growth
(FY07-11E)
Quarterly Profit Growth
(FY08-2Q11)
US$
Million
US$
Million

Enhanced Profitability & Sustainable Margins

Gross Profit and Margin

US$ Million

■ Gross Profit —Gross Margin

21%
19%
23%
23%
25%
2.8
6.3
17.3
30.6
61.5
FY06
FY07
FY08
FY09
FY10

21%
23%
24%
24%
24%
25%
26%
25%
25%
6.7
8.4
9.7
11.9
14.8
16.3
18.6
18.9
22.1
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

We have been able to maintain a consistent gross margin despite variable raw material cost

Non-GAAP Recurring Net Income and Margin (1)

US$ Million

■ Net Income —Net Margin

16%
15%
18%
18%
19%
2.2
5.3
13.7
24.2
47.1
FY06
FY07
FY08
FY09
FY10

4.0
4.0
6.7
8.0
6.1
11.4
12.4
17.2
11.5
14.4
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

A slight drop in 1H11 net margin is due to an increase in effective tax rate

20

Healthy Balance Sheet

Key Balance Sheet Items

($ in thousands)	As of December 31, 2010	As of June 30 2011
Cash & Equivalents	22,721	46,860
Accounts Receivable	28,616	30,724
Inventories	25,757	19,134
Advance to suppliers	31,937	35,376
Fixed Assets	49,038	48,172
Total Assets	**159,399**	**199,763**
Accounts Payable	737	270
Short Term Debt	21,204	30,634
Total Liabilities	55,095	66,204
Total Shareholders' Equity	104,302	133,557
Total Liabilities and Shareholders' Equity	**159,399**	**199,763**

21

High value to cost ratio suitable for individual customer needs
Leading position in a large and fast-growing market
Strong customer-oriented R&D capabilities
Unique business model and strong competitive advantages
5.
Proven track record of revenue growth and profitability
Defined long term growth strategy
 6.
 2.
 4.
 3.
 7.

Key Investment Highlights
1.
Seasoned management team with local market knowledge

China XD Plastics Company Ltd.
Mr. Taylor Zhang, CFO
Phone: +1-212-747-1118 (New York)
Mr. Tienan Han, IR Director
Phone: +86-451-84346600 (China)
Email: cxdc@chinaxd.net
Website: www.chinaxd.net
SEC Attorney
DLA Piper UK LLP Beijing Representative
office
20th Floor, south Tower, Beijing Kerry Center
1 Guanghua Road, Chaoyang District
Beijing 100020,China
Phone: +86-10-6561-1788
Fax: +86-10-6561-5158
Web:www.dlapiper.com
Investor Relations Firm:
FTI Consulting
Cara O’Brien (Hong Kong)
Phone: +852-3768-4537
Email: cara.obrien@fticonsulting.com
Mingxia Li (Beijing)
Phone: +86-10-8591-1060
Email: mingxia.li@fticonsulting.com
Auditors
KPMG
8th Floor, Prince’s Building
10 Chater Road
Central, Hong Kong
Tel: +852-2522-6022,
Fax: +852-2845-2588
Web: www.kpmg.com.hk

Contact Information